Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 22, 2005, by and between COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 16, 2004, as amended from time to time (“Credit Agreement”).

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1. The definition of “Available Credit” set forth in Section 1.1 of Article I of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

“ ‘Available Credit’ means, at any time, the amount by which the aggregate of the outstanding principal amount of the Loans at such time is less than (a) $100,000,000.00 during the period of August 15 through November 15 of the calendar year, and (b) $25,000,000.00 at all other times from the date of this Agreement through the Maturity Date.”

2. The definition of “Maturity Date” set forth in Section 1.1 of Article I of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

“ ‘Maturity Date’ means July 1, 2007.”

3. Section 2.1(a) of Article 2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

“(a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make loans (each a “Loan,” and collectively, “Loans”) to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding $100,000,000.00 during the period of August 15 through November 14 of the calendar year, and (ii) $25,000,000.00 at all other times from the date of this Agreement through the Maturity Date. Borrower may, from time to time, borrow, partially or wholly repay the outstanding Loans, and reborrow, subject to all the limitations, terms and conditions contained herein.”

4. This Amendment shall be effective upon Bank’s receipt of each of the following, duly executed and in form and substance satisfactory to Bank, by no later than December 22, 2005:

(a) a promissory note dated as of December 22, 2005 (which promissory note shall replace and be deemed the Note defined in and made pursuant to the Credit Agreement);

(b) a guaranty from Columbia Sportswear USA corporation in the amount of $100,000,000.00; and

(c) all other contracts, instruments and documents required by Bank to evidence such changes, including without limitation any authorization documents required in connection therewith.

5. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

6. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

COLUMBIA SPORTSWEAR COMPANY		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/ BRYAN L. TIMM	By:	/S/ JAMES L. FRANZEN
	Bryan L. Timm, CFO		James L. Franzen, Vice President